EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the Quarterly Report of Kingdom Ventures Inc a Delaware corporation (the "Company"), on Form 10-QSB for the quarter ending April 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Gene Jackson, Principal Accounting Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                   /s/ Gene Jackson
                                                  ------------------------------
                                                  Gene Jackson
                                                  Principal Accounting Officer

August 03, 2005